RMG NETWORKS

RMG Networks Holding Corporation

Needham Growth Conference

January 16, 2014

Disclaimer

Forward-Looking Statements

This document, and the remarks made within it, includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Our actual results may differ materially from our expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predict," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, our expectations with respect to future performance and anticipated growth.

Forward-looking statements contained in this presentation involve significant risks and uncertainties that could cause actual results or events to differ materially from the our expectations. Most of these factors are outside our control and difficult to predict. Factors that may cause such differences include, but are not limited to, those described in our filings with the Securities and Exchange Commission (the "SEC") including under the heading "Risk Factors" in Item 1A of Part II of our quarterly report on Form 10-Q for the quarter ended September 30, 2013 as well as other factors including:

- the possibility that our common stock could be de-listed from the Nasdaq Global Market;
- the potential liquidity and trading of our securities;
- the limited operating history, and history of incurring significant net losses, of our Reach Media Group Holdings, Inc. subsidiary;
- the competitive environment in the advertising markets in which we operate;
- the risk that the anticipated benefits of the combination of Reach Media Group Holdings, Inc. or Symon Holdings Corporation, or of other acquisitions that we may complete, may not be fully realized;
- changing legislation and regulatory environments;
- business development activities, including our ability to contract with, and retain, customers on attractive terms; and
- success in retaining or recruiting, or changes required in, our management and other key personnel.

We caution you not to place undue reliance upon any forward-looking statements, which speak only as of the date made. We do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based.

Non-GAAP Financials

Certain of the financial information and data contained in this presentation is unaudited and does not conform to the SEC's Regulation S-X. This presentation includes certain estimated financial information and forecasts presented as pro forma financial measures that are not derived in accordance with generally accepted accounting principals ("GAAP"), and which may be deemed to be non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC. We believe that the presentation of these non-GAAP financial measures serve to enhance the understanding of our financial performance. However, these non-GAAP financial measures should be considered in addition to, and not as substitutes for or superior to, financial measures of financial performance prepared in accordance with GAAP. Pro forma financial measures may not be comparable to similarly titled pro forma measures reported by other companies.

Projections

Any estimates, forecasts or projections set forth in this presentation have been prepared by our management in good faith on a basis believed to be reasonable. Such estimates, forecasts and projections involve significant elements of subjective judgment and analysis as well as risks (many of which are beyond our control). As such, no representation can be made as to the attainability of our forecasts and projections. Investors are cautioned that such estimates, forecasts or projections have not been audited and have not been prepared in conformance with generally accepted accounting principles. For a listing of risks and other factors that could impact our ability to attain our projected results, please see "Forward-Looking Statements" above.

DIGITAL SIGNAGE & MEDIA SOLUTIONS


Contact Center
Retail Signage
Signage Products
chalkboxTV
Place-Based Wi-Fi
Higher Education
Logistics Operations Center
US Mall Signage
Airport Clubs
In-Flight Digital Media

Significant Industry Size and Expected Growth

$10 Billion	$14 Billion
Global DOOH Media Spending in 2013[a]	Global Digital Signage Expenditures in 2013[b]

Projections show the ***3 million digital signage media players*** *installed worldwide today will increase to approximately* ***10 million by 2015***

Intel, Embedded and Communications Group

U.S. TOTAL DIGITAL OUT-OF-HOME MEDIA FORECAST



$6,000
4,500
3,000
1,500
0
2011-2016 CAGR: 12.7%
$2,046
$2,302
$2,597
$2,938
$3,323
$3,725
2011
2012
2013
2014
2015
2016
Digital Place-Based Networks
Digital Billboards

DIGITAL SIGNAGE MEDIA ATTRIBUTES

INCREASING ADOPTION

- Industries are going digital to compete
- Accelerating global acceptance of screens as an informational source
- Gen Y and Millennials are digital, connected and avoid traditional media
- Increasing affordability of component and on-going maintenance costs

KEY CHARACTERISTICS

- Travel digital signage highly appealing due to the captive, transactional and interactive nature
- Convergence of in-store technologies, mobile communication, touch screens and digital signage
- Targets specific audiences at efficient CPIs
- Most digital media providers offer piecemeal solutions

(a) PQ Media Global Digital Out-of-Home Media Forecast (5th Edition).
(b) IHS, Inc.

RMG Networks — Brief History

RMG NETWORKS began as a digital media advertising business and evolved to an Ad-Tech company, through a strategic acquisition in Q2 2013. Today, RMG NETWORKS is the leading company offering Intelligent Visual Communications Solutions for digital signage.

Timeline

2005

- **RMG Networks founded**; begins operations by developing a digital signage technology platform for ad serving and content distribution.
- Launches initial media network in August 2006.

2009-2012

- RMG begins selling advertising media across out-of-home screens.
- RMG Networks consolidates virtually all US digital airline media assets.
- 200,000 screens across top 100 airports and top 10 airlines.

Early April 2013

- RMG Networks completes business combination with NASDAQ-listed acquisition company.
- **Goes public** on NASDAQ.

Mid April 2013

- **RMG Acquires Symon Communications**, an enterprise-class digital signage technology company with a 30+ year history.
- Creates only company offering comprehensive digital signage software, hardware, and services solutions globally.

August 2013

- **Completes $43 million primary follow-on** offering to diversify shareholder base.
- Proceeds used to repay substantially all existing debt and fund growth initiatives.

Our Revenue Model

RMG ENTERPRISE SOLUTIONS

Sell digital signage solutions comprised of software, propriety hardware, 3rd party hardware, professional services & maintenance

REVENUE

Hardware, personnel, content fees

COGS

Approx. 53-58 gross margin[1]

RMG MEDIA NETWORKS

Partner with airlines, airports, offices and malls to sell advertising on digital video networks

REVENUE

Revenue sharing with parties

COGS

Approx. 35-40% gross margin[1]

OPEX

SG&A & Marketing

EBITDA : Profitable & targeting growing operating leverage & margins

Notes:
1 Based on historical results

Significant Installed Base of Global Customers to Sell Additional Solutions Into

RMG MEDIA NETWORKS

200,000+ Screens & Hundreds of Customers

RMG ENTERPRISE SOLUTIONS

5000 Customers & 70% of Fortune 100

Comprehensive Digital Signage & Media Offering

Consumer Facing Networks

Corporate Internal Networks

Advertising Media Networks


Installation
Software
Hardware
Creative Design
Training
Media Sales
Professional Services
RMG NETWORKS

Consumer Facing Communications Networks

- Hospitality
- Retail stores
- Hotels and Resorts
- Gaming and Casino
- Healthcare
- Transportation
- Government Buildings
- Education and University Campus


WEDNESDAY'S EVENTS







Corporate Digital Internal Communications Networks

- Digital Internal Communications
- Call Center
- Command and Control
- Logistics and Warehouse
- Retail Back Office



7/16/2010 10:45:48 AM
Active Releases by Line
Line Release Model Rel Qty Rel Bal Brz Buf
1 013047 213BNA024000BAAA 64 25 297
2 029657 24ABC642A0030010 160 91 283
3 No Current 0 0 0
4 047612 24ACB330A0030010 64 35 291
5 058440 PH15NB04800GBAAA 64 11 267
6 064926 25HPA636A0030030 96 89 136
7 079735 24APA736A0030030 192 66 226
8 089619 113ANA036000BEAA 416 272 384









OCW AA ASA AS CW
Sales 0:18 0 0:10 10 5
Catalog 0:30 2 0:34 3 10
TechSup 0:04 0 0:04 15 9
CustSvc 0:30 3 0:01 2 15
Express 0:30 5 0:07 0 25
Marketing 0:30 2 0:34 3 10
IT 0:04 0 0:04 15 9
Severe weather watch in Albemarle County from 3-10pm EST. Please be advised.

Video Advertising Media Networks

- Airports
- In-Flight Seatback TV
- In-Flight Wi-Fi
- Office Buildings
- Shopping Malls and Retail



accenture





RMG's Media Networks leverage the power of place to target affluent, consumer-centric audiences on the path to purchase in high dwell time settings.

	RMG AIRLINE MEDIA		RMG OFFICE MEDIA	RMG MALL MEDIA	RMG MEDIA NETWORKS
	Lounge	**In-Flight**	**In-Office**	**Malls**	
Inventory Type	Digital Video Experiential	Digital Video Digital Interactive	Digital Video Experiential	Digital Video	Digital Video Experiential
# of Screens	100+	200,000+	650+	850+	200,000+
Monthly Audience	~40 million individuals		~5 million individuals	~60mm individuals	~105 million individuals
Dwell Time	Medium-high	High	High	Medium-High	Comparatively High
Target Demographic	Affluent Consumers	Affluent Consumers	Affluent Consumers	Affluent Consumers	Affluent Consumers
Advertiser Type	National	National	National	National	National

2013 Scorecard – A Year of Investment

Objectives	Demonstrated Progress
Complete Corporate Integration	Relocated Corporate HQ to Dallas, TX and integrated global IT and financial systems
Organic Revenue Growth	22% & 13% YoY revenue[1] growth in Qs 2 & 3 during a year of integration and investment
Invest In Revenue Generating Resources	Added almost 40 new revenue generating or sales supporting employees since April '13
Capture Business Unit Cross Selling Opportunities	Entered into strategic partnership with Regus for complete end-to-end technology and advertising solution
Expand In High-growth Geographies	Established offices, added sales staff, or added customers in SE Asia, China, LatAm and the Middle East
Expand Advertising Platform	Launched RMG Office Network
De-lever Balance Sheet	Total $25.5 million debt pay down; reduced debt service on remaining borrowings

Notes:
(1) Pro forma combined core revenues

Growth Outlook — 2014 and Beyond

RMG Networks is a leading digital signage solutions company with a demonstrated record of growth.

Anticipated accelerated growth in 2014 and beyond is driven by key sales and marketing investments made and operational in 2013.

2013 Recap

- Q2 and Q3 YoY revenue[1] growth of 22% and 13%, respectively
- Integration and new investments in sales resources, international expansion, sales channels and new products drove lower operating margins in 2013;
- Margin reductions caused by integration and sales team growth; not a function of competitive pressures or industry trends
  - Margins anticipated to improve in the near-term as new growth areas come online and deliver operating leverage

Near-term Expectations

- Revenue growth projections
  - Organic = 20-35% annual growth
  - Organic + M&A = 35+% annual growth
- Gross margins returning to historical levels in 2014
- Increasing operating leverage; balancing of continued growth investments versus EBITDA generation; managing cash flow to maintain material liquidity

Notes:
(1) Pro forma combined core revenues

Multiple Avenues for Growth

Growth opportunities capitalize on existing leadership positions and positive market dynamics

Develop new channels to market in key vertical industries / practice areas

Expand international presence in Europe, Middle East, Asia-Pacific and Latin America

Pursue strategic acquisitions to add new revenue streams



Cross sell additional digital signage applications to existing customers

Expand existing airline media ad network outside the US

Ownership

Summary Ownership

Numbers in millions

Holder		%
Insiders	1.524	12.8%
DRW	3.074	25.8%
Public and Other	7.321	61.4%
	11.920	100.0%



12.8%
25.8%
61.4%
Insiders
DRW
Public and Other

Warrants Outstanding[1]

Numbers in millions

Holder		%
Public	8.000	61.2%
Insider	5.067	38.8%
	13.067	100.0%

Notes:

(1) Warrants entitle the holder to purchase one share of common stock at $11.50. Public warrants are redeemable by the company for $0.01 subject to the company's common shares trading above $17.50 for certain trading periods and certain notice provisions to warrant holders. Public warrants are exercisable for cash subject to the company electing otherwise in connection with a redemption.

RMG Networks Highlights

RMG Networks is a leading global provider of technology-driven video advertising and visual communications solutions.

Multiple Avenues for Strong Growth	• Significant investment in revenue-generating resources in 2013 • Ability to grow across installed customer base and established international geographies • Opportunity to pursue strategic acquisitions within fragmented industry
Significant Market Size and Expected Growth	• $20+ billion dollar estimated combined market values[a] • US digital place-based networks growing at double digit rates[b] • Long-term growth expected due to accelerating consumer, advertiser and corporate adoption
Market Leading Position	• Leading global provider of technology-driven video advertising and visual communications solutions • Comprehensive suite of solutions for the most complex enterprise, retail and media customer needs
Comprehensive Technology and Media Platform	• Robust, efficient and scalable technology platform • Proprietary portfolio of software, hardware, implementation and support services for non-advertising and advertising solutions
Compelling Financial Proposition	• Current trading valuation is below comparable companies' trading multiples
Experienced Management Team	• Strong track record of industry leadership • Significant experience in operating advertising, digital media and technology businesses

Notes:
(a) PQ Media, IHS, Inc.
(b) PQ Media Global Digital Out-of-Home Media Forecast, (5th Edition)





RMG NETWORKS

INTELLIGENT VISUAL COMMUNICATIONS, DELIVERED.








BE SEEN BEFORE YOU'RE HEARD

